EXHIBIT 10.4
VIA FIRST CLASS MAIL
DATE: October 11, 2013

Plainfield Renewable Energy Holdings, LLC
c/o Enova Energy Group, LLC
5256 Peachtree Road, Suite 130
Atlanta, Georgia 30341
Attn: William D. Brunstad

Re:	Proposal and Agreement With Respect to Acceptance of Certain Collateral Pursuant to Section 9-620 of the UCC (“Instrument”)
Ladies and Gentlemen:

RECITALS:

A.    Whereas the following agreements have been entered into by PLAINFIELD RENEWABLE ENERGY OWNER, LLC (“Borrower”), and/or PLAINFIELD RENEWABLE ENERGY HOLDINGS, LLC (the “Pledged Entity” and collectively, the “Loan Parties”), as indicated, and are in full force and effect:

1.    Secured Promissory Note and Agreement, dated as of December 29, 2011 entered into by and between LEIDOS CONSTRUCTORS, LLC, an Oklahoma limited liability company (f/k/a SAIC CONSTRUCTORS, LLC) (“Lender”) and Borrower (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Owner Note”), pursuant to which the Lender extended certain credit to Borrower (the “Advances”). Lender has assigned all of its rights in the Owner Note and the Pledge Agreement to LEIDOS RENEWABLE ENERGY, LLC, a Delaware limited liability company (“Secured Creditor”).

2.     Pledge and Security Agreement, dated as of December 29, 2011 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Pledge Agreement”), pursuant to which Borrower granted to Lender, as security for the payment of all amounts due under the terms of the Owner Note (the “Obligations”) a security interest in the Collateral, as defined in the Pledge Agreement (the “Foreclosure Collateral”).

B.    Whereas, the Borrower and the Secured Creditor further acknowledge and agree that:

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1.    As of September 30, 2013, the Obligations outstanding under the Note and all due and payable were at least $99,242,226, consisting of principal, accrued and unpaid interest and reimbursable expenses.

2.    Borrower is in default under the Owner Note and Pledge Agreement. Pursuant to the Owner Note and Pledge Agreement, by reason of such event of default, the Secured Creditor has, and may exercise, among other rights remedies and powers, all of its rights as a secured party under the Pledge Agreement with respect to the Foreclosure Collateral pursuant to the Uniform Commercial Code in effect in the state of New York (the “UCC”) and such additional rights, remedies, powers and privileges to which a secured party is entitled under any other applicable laws.

3.    The Loan Parties have agreed to execute this Agreement, and to tender to the Secured Creditor the Foreclosure Collateral in full satisfaction of the Obligations outstanding as of the date hereof.

4.    Secured Creditor has agreed that, concurrently with the dating and delivery of the Bill of Sale as provided hereinbelow, and the transfer of all right title and interest in and to the Collateral to Secured Creditor following receipt of all required regulatory approvals for the transfer of title to the Collateral, the Obligations shall be satisfied in full and the Owner Note shall be fully satisfied and terminated without need for further action by any person.

Accordingly, intending to be legally bound hereby, the undersigned parties hereby agree as follows:

PROPOSAL AND AGREEMENT

Section 1. Proposal Regarding Acceptance of Foreclosure Collateral; Designation of Transferees. The Secured Creditor hereby proposes and agrees to accept the Foreclosure Collateral identified on Schedule 1 hereto in full satisfaction of the Obligations under the Owner Note, pursuant to Section 9-620 of the UCC. Secured Creditor agrees that, concurrently with the dating and delivery of the Bill of Sale as provided hereinbelow, and the transfer of all right title and interest in and to the Collateral to Secured Creditor following receipt of all required regulatory approvals for the transfer of title to the Collateral, the Obligations shall be satisfied in full and the Owner Note shall be fully satisfied and terminated without need for further action by any person. By signing this Instrument, each Loan Party consents to the acceptance of the Foreclosure Collateral by the Secured Creditor in full satisfaction of such Obligations under the Owner Note. With respect to the Foreclosure Collateral, Secured Creditor shall have the right to designate its controlled affiliate to receive title to such Foreclosure Collateral.

Section 2. Consent and Acknowledgment.

(a)    Each Loan Party and Secured Creditor hereby acknowledges and agrees that this Instrument constitutes proper notice under the Owner Note and Pledge Agreement and a proper

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proposal pursuant to Section 9-620 of the UCC and other applicable provisions of the UCC. Each Loan Party and Secured Creditor, on behalf of itself, its subsidiaries, affiliates and any person that claims by, through or under it, hereby consents and agrees to the terms of this Instrument to the extent its consent or agreement is required under the Owner Note, the Pledge Agreement, the UCC or any other applicable law.

(b)    The Borrower hereby represents and warrants to the Secured Creditor that (i) it has the requisite corporate power and authority (as applicable) to execute, deliver and perform its obligations under this Instrument and such execution, delivery and performance have been duly authorized by all requisite corporate action on its part, and (ii) this Instrument has been duly executed by its authorized officer or representative and constitutes its legal, valid, binding and enforceable obligation and does not violate any applicable law.

(c)    The Borrower and the Pledged Entity hereby represent and warrant to the Secured Creditor that (i) to their knowledge, all of the Foreclosure Collateral is owned by the Borrower and (ii) Borrower has not granted any voluntary liens against the Foreclosure Collateral that are not disclosed on Schedule 2.

Section 3. Closing Date; Bill of Sale. Secured Creditor shall determine the date upon which the transfer contemplated in this proposal shall be consummated as further provided below. Concurrently with the execution of this Instrument, Borrower shall execute an undated General Assignment and Bill of Sale (“Bill of Sale”) in the form of Exhibit A, which undated Bill of Sale shall not be effective until a date is inserted by the Secured Creditor and a copy thereof is sent to Borrower and Pledged Entity. The Bill of Sale shall be dated and the transfer contemplated in this proposal shall be consummated and effective after the date hereof and on or before December 31, 2013 (the “Foreclosure Date”), provided, however, in the event that (i) a uniform commercial code disposition of the collateral granted to secure the Owner Note (including without limitation the equity issued by Pledged Entity to Borrower that is pledged to Secured Creditor) has conditionally taken place by the Foreclosure Date, (ii) Secured Creditor or a foreclosure vehicle formed by Secured Creditor is named on the Bill of Sale (subject to and conditioned upon the receipt of all governmental approvals) and (iii) Secured Creditor or a foreclosure vehicle is diligently seeking all such governmental approvals but has not yet received one or more of such governmental approvals on or before the Foreclosure Date, then the Foreclosure Date shall be automatically extended from December 31, 2013 to and including March 2, 2014 without the need for any further action by any party to this Instrument.

Section 4. Further Assurances. In addition to the foregoing, the Borrower from and after the Closing Date shall take all steps and execute all documents that may be reasonably requested by the Secured Creditor to effect the assignment, transfer and acceptance of the Foreclosure Collateral as contemplated by, and otherwise to effectuate the purposes of, this Instrument, including, without limitation, seeking and obtaining such governmental authorizations, court orders or other approvals as the Secured Creditor may reasonably request.

Section 5. Reservation of Rights. Prior to the Bill of Sale being dated and delivered as provided herein, and except for the matters that are the subject of this Instrument and the

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instruments and other documents executed in connection herewith, the Secured Creditor reserves and preserves any and all rights, powers and remedies under the Owner Note and the Note Documents defined therein or under applicable law or equity against the Borrower with respect to any existing or future events of default, and no failure, delay or discontinuance on the part of any person in exercising any right, power or remedy against the Borrower shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy against the Borrower.

Section 6. Benefit of Instrument. All representations, warranties, covenants, promises and agreements by or on behalf of, or for the benefit of the Loan Parties or the Secured Creditor that are contained in this Instrument shall survive the Foreclosure Date and shall bind and inure to the benefit of their respective successors and assigns for a period of four years from the date hereof.

Section 7.    Miscellaneous.
(a)    This Instrument may not be modified or amended except in a writing signed by each of the Loan Parties and the Secured Creditor; and the terms of this Instrument may not be waived except in writing signed by each of the Loan Parties and the Secured Creditor.

(b)    This Instrument (i) may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Instrument by signing any such counterpart and (ii) may be delivered by facsimile transmission.

(c)    This Instrument shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed in such State. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATED TO THIS INSTRUMENT.

(d)    In this Instrument, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the words “including”, “includes” and “include” shall be deemed to be followed by the words “without limitation”; and references to Persons include their respective permitted successors and assigns. All references herein to Articles, Sections, Exhibits, Appendices and Schedules shall be deemed references to Articles and Sections of, and Exhibits, Appendices and Schedules to this Instrument unless the context shall otherwise require.  The words “shall” and “will” are used interchangeably with the same meaning.

[SIGNATURE PAGES FOLLOW]

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Very truly yours,

LEIDOS RENEWABLE ENERGY, LLC
A Delaware limited liability company

By: /s/ James R. Moos
Name: James R. Moos
Title: CEO

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EACH OF THE SIGNATORIES BELOW ACKNOWLEDGES AND AGREES TO THIS INSTRUMENT AND APPROVES THE PROPOSAL PURSUANT TO SECTION 9-620 OF THE UCC CONTAINED HEREIN AND ALL OTHER TERMS AND CONDITIONS SET FORTH HEREIN:

ACCEPTED AND AGREED:

PLAINFIELD RENEWABLE ENERGY OWNER, LLC
a Delaware limited liability company

By: /s/ James R. Moos
Name: James R. Moos
Title: Authorized Person

PLAINFIELD RENEWABLE ENERGY HOLDINGS, LLC
a Delaware limited liability company

By:    /s/ Daniel P. Wollenhaupf
Name: Daniel P. Wollenhaupf
Title: CEO

PROPOSAL AND AGREEMENT
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SCHEDULE 1
Foreclosure Collateral

a.all of Borrower’s right, title and interest in and to all of the equity interests issued by Pledged Entity, which interest constitutes one hundred percent (100%) of the total outstanding membership interest in Pledged Entity.
b.all rights to receive income, gain, profit, dividends and other distributions allocated or distributed to the Pledgor in respect of or in exchange for all or any portion of all of Borrower’s right, title and interest in and to all of the equity interests issued by Pledged Entity (the “Pledged Capital Stock”);
c.all of the Borrower’s capital or ownership interest or other capital stock, including capital accounts, in the Pledged Entity;
d.all other rights, title and interest in or to the Pledged Entity derived from the Pledged Capital Stock;
e.all intercompany indebtedness or other obligations of the Pledged Entity owed to the Borrower:
f.all claims of the Borrower for damages arising out of, or for any breach or default relating to, the Pledged Capital Stock;
g.all securities, intercompany notes, certificates and other instruments representing or evidencing any of the foregoing rights and interests or the ownership thereof and any interest of the Borrower reflected in the books of any financial intermediary pertaining to such rights and interests;
h.all future distributions, non-cash dividends, options, warrants, stock splits, reclassifications, rights, instruments or other investment property and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such rights and interests;
i.all rights of the Borrower under the organizational documents of the Pledged Entity (including all of the Borrower 's voting rights in or rights to control or direct the affairs of the Pledged Entity, any right to terminate, amend, supplement modify or waive performance under the organizational documents or to compel performance or otherwise exercise remedies thereunder);
j.all security entitlements of the Borrower in any and all of the foregoing; and

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k.all proceeds (including proceeds of proceeds) of the foregoing Collateral, including, without limitation, “proceeds” as defined in Section 9-102(a)(64) of the UCC.

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SCHEDULE 2
(Notice Parties)

SECURED CREDITORS OF RECORD OF
PLAINFIELD RENEWABLE ENERGY OWNER, LLC

None

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EXHIBIT A
to Proposal and Agreement With Respect
to Acceptance of Certain Collateral
Pursuant to Section 9-620 of the UCC

GENERAL ASSIGNMENT AND BILL OF SALE

THIS GENERAL ASSIGNMENT AND BILL OF SALE is entered into this 25th day of November, 2013 by Plainfield Renewable Energy Owner, LLC (“Seller”) in favor of LEIDOS RENEWABLE ENERGY, LLC, a Delaware limited liability company (“Purchaser”).

WHEREAS, Purchaser and Seller entered into a Proposal and Agreement With Respect to Acceptance of Certain Collateral Pursuant to Section 9-620 of the Uniform Commercial Code as enacted in the State of New York (the “UCC”), dated as of November 25, 2013, 2013 (the “Instrument”) and without limiting Section 4 of the Instrument, this General Assignment and Bill of Sale further confirms the delivery of the Assigned Assets (defined below);

WHEREAS, Seller desires to transfer and assign to Purchaser the assets described below pursuant to Section 1 of the Instrument and Purchaser desires to accept the sale, transfer, conveyance, assignment and delivery thereof;

WHEREAS, this General Assignment and Bill of Sale is delivered undated and shall not become effective until a date is inserted in the preamble by the Purchaser; and

WHEREAS, Seller and Purchaser have heretofore entered into the Secured Promissory Note and Agreement, dated as of December 29, 2011, in which Seller extended to Purchaser certain Advances, as defined therein.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Seller hereby irrevocably sells, transfers, conveys, assigns and delivers to Purchaser all of Seller’s right, title and interest in, to and under the foreclosure collateral described on Schedule 1 hereto (collectively, the “Assigned Assets”),

TO HAVE AND TO HOLD the same unto Purchaser, its successors and assigns, forever.

Purchaser hereby accepts the sale, transfer, conveyance, assignment and delivery of the Assigned Assets.

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At any time or from time to time after the date hereof, at Purchaser’s request and without further consideration, Seller shall execute and deliver to Purchaser such other instruments of sale, transfer, conveyance, assignment and confirmation, provide such materials and information and take such other actions as Purchaser may reasonably deem necessary or desirable in order to more effectively transfer, convey and assign to Purchaser, and to confirm Purchaser’s title to, all of the Assigned Assets.

Seller hereby constitutes and appoints Purchaser the true and lawful attorney of Seller, with full power of substitution, in the name of Seller or Purchaser, but on behalf of and for the benefit of Purchaser: (i) to demand and receive from time to time any and all of the Assigned Assets and to make endorsements and give receipts and releases for and in respect of the same and any part thereof; (ii) to institute, prosecute, compromise and settle any and all actions or proceedings that Purchaser may deem proper in order to collect, assert or enforce any claim, right or title of any kind in or to the Assigned Assets; (iii) to defend or compromise any or all actions or proceedings in respect of any of the Assigned Assets; and (iv) to do all such acts and things in relation to the matters set forth in the preceding clauses (i) through (iii) as Purchaser shall deem desirable. Seller hereby acknowledges that the appointment hereby made and the powers hereby granted are coupled with an interest and are not and shall not be revocable by it in any manner or for any reason.

This General Assignment and Bill of Sale may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

This General Assignment and Bill of Sale shall be governed by and construed in accordance with the laws of the State of New York applicable to a contract executed and performed in such State without giving effect to the conflicts of laws principles thereof, except that if it is necessary in any other jurisdiction to have the law of such other jurisdiction govern this General Assignment and Bill of Sale in order for this General Assignment and Bill of Sale to be effective in any respect, then the laws of such other jurisdiction shall govern this General Assignment and Bill of Sale to such extent.

IN WITNESS WHEREOF, the undersigned have caused their duly authorized officers (or officers of their sole or managing member) to execute this General Assignment and Bill of Sale on the day and year first above written.

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PLAINFIELD RENEWABLE ENERGY OWNER, LLC

By:    ____________________________
Name:
Title:

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SCHEDULE 1
ASSIGNED ASSETS

a.    all of Borrower’s right, title and interest in and to all of the equity interests issued by Pledged Entity, which interest constitutes one hundred percent (100%) of the total outstanding membership interest in Pledged Entity.
b.    all rights to receive income, gain, profit, dividends and other distributions allocated or distributed to the Pledgor in respect of or in exchange for all or any portion of all of Borrower’s right, title and interest in and to all of the equity interests issued by Pledged Entity (the “Pledged Capital Stock”);
c.    all of the Borrower’s capital or ownership interest or other capital stock, including capital accounts, in the Pledged Entity;
d.    all other rights, title and interest in or to the Pledged Entity derived from the Pledged Capital Stock;
e.    all intercompany indebtedness or other obligations of the Pledged Entity owed to the Borrower:
f.    all claims of the Borrower for damages arising out of, or for any breach or default relating to, the Pledged Capital Stock;
g.    all securities, intercompany notes, certificates and other instruments representing or evidencing any of the foregoing rights and interests or the ownership thereof and any interest of the Borrower reflected in the books of any financial intermediary pertaining to such rights and interests;
h.    all future distributions, non-cash dividends, options, warrants, stock splits, reclassifications, rights, instruments or other investment property and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such rights and interests;
i.    all rights of the Borrower under the organizational documents of the Pledged Entity (including all of the Borrower 's voting rights in or rights to control or direct the affairs of the Pledged Entity, any right to terminate, amend, supplement modify or waive performance under the organizational documents or to compel performance or otherwise exercise remedies thereunder);

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j.    all security entitlements of the Borrower in any and all of the foregoing; and
k.    all proceeds (including proceeds of proceeds) of the foregoing Collateral, including, without limitation, “proceeds” as defined in Section 9-102(a)(64) of the UCC.

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